OAK FINANCIAL CORPORATION, PARENT COMPANY OF BYRON BANK, REPORTS FOURTH QUARTER AND FULL YEAR RESULTS.

Byron Center, MI, February 8, 2010 - - OAK Financial Corporation (OKFC), a West Michigan-based bank holding company, reported fourth quarter net loss of $412,000 compared to net loss of  $1,882,000 during the fourth quarter of 2008.  Basic and diluted earnings per share in the fourth quarter of 2009 were ($0.15), compared to ($0.69) reported for the fourth quarter of 2008.  For the year, net income in 2009 was $540,000 compared to $1,536,000 in 2008.  Basic and diluted earnings per share for the full year were $0.20 in 2009 compared to $0.57 in 2008.  The results for 2009 were significantly influenced by a $5,095,000 increase in the provision for loan losses in addition to increases in loan collection expenses and higher FDIC insurance premiums.

Total assets at December 31, 2009 equaled $822 million, a decline of $18 million from both the end of the third quarter and from December 31, 2008.  Total loans were unchanged from the end of the third quarter and increased $6 million from December 31, 2008.  The slower rate of total loan growth is both intentional and a reflection of the difficult economic environment and lower borrowing needs of some customers.  An increase in the consumers’ savings rate contributed to the $13 million increase in total deposits during the past year.  Compared to one year ago, total assets declined 2%, total loans increased 1% and total deposits increased 2%.  The corporation continues to be well-capitalized and has an equity-to-asset ratio of 8.48% at December 31, 2009 compared to 8.37% at December 31, 2008.

“Despite the challenges that continue to confront our customers, our economy and our industry, we’re pleased to report a full-year profit,” said Patrick K. Gill, President and CEO of OAK Financial Corporation and Byron Bank.  “While addressing issues associated with a limited number of non-performing commercial borrowers, our loan portfolio, taken as a whole, remains strong.  In addition, our core operating performance continues to be solid.  Those factors and others made our company an attractive acquisition candidate for Chemical Financial Corporation and we look forward to merging with them later this year.”

The net interest margin continued to rise throughout the year, reaching 3.53% in the fourth quarter 2009, which compares favorably to a net interest margin of 3.44% in the third quarter of 2009 and 3.20% in the fourth quarter of 2008.  The margin improvement reflects the decline in funding cost and stable loan yields.  Net interest income increased $99,000 compared to the third quarter of 2009 and improved $650,000 compared to the fourth quarter of 2008.

The provision for loan losses was $3,200,000 in the fourth quarter compared to $4,500,000 in the third quarter of 2009 and $1,950,000 during the fourth quarter of 2008.  The provision for loan losses for the year totaled $10,050,000 compared to $4,955,000 during 2008.  The higher provision for loan losses was necessary due to an increase in net loan losses and an increase in non-performing loans, and general reserves based on the deterioration of overall credit conditions.  The higher level of loan loss provision contributed to an increase in the allowance as a percent of total loans from 1.33% at the end of 2008 to 1.87% at December 31, 2009.

Excluding security gains and losses, total non-interest income was 12% higher in the fourth quarter of 2009, compared to the fourth quarter of 2008.  The increase is attributed to a $299,000 increase in mortgage banking revenue, which is being influenced by mortgage refinance activity due to historically low mortgage interest rates.  For the full-year, excluding security gains and losses, non-interest income increased $1,667,000, or 20%, almost entirely from the increase in mortgage refinance activity.  During 2009 security gains of $649,000 were recorded compared to losses of $3,174,000 during 2008.  Nearly all of the loss recorded in 2008 relates to auction-rate securities, which the bank still owns.  At December 31, 2009, the value of these securities has recovered by $1,933,000, which has not been recorded as income.

Total non-interest expenses increased approximately 13%, or $3,003,000, in 2009.  The increase is attributed to a $1,101,000 increase in FDIC insurance premiums, $676,000 higher loss other real estate, $366,000 increase in loan collection costs, and increase of $433,000 in commissions related to the increased mortgage loan production.  Total non-interest expense also includes approximately $200,000 of professional expenses associated with the previously announced definitive agreement to merge with Chemical Financial Corporation.

Although non-performing assets declined $4.5 million during the fourth quarter, they finished the year at $13.8 million, up $8.5 million from December 31, 2008.  Total non-performing assets represent 1.68% of total assets compared to 0.63% at December 31, 2008 and 2.18% at September 30, 2009.  At December 31, 2009, total non-performing assets consist of $4.0 million of other real estate, $9.5 million of loans that are not accruing interest and $0.3 million of loans that are past due 90 days or more and still accruing interest.  Net loans charged-off as a percent of total average loans was 2.46% in the fourth quarter of 2009, compared to 0.55% in the third quarter of 2009 and 1.12% in the fourth quarter of 2008.  For the full-year, net loans charged-off totaled $6.2 million compared to $2.8 million during 2008.

As previously announced, on January 8, 2010, OAK Financial Corporation entered into a definitive agreement to be acquired by Chemical Financial Corporation, subject to regulatory and shareholder approval.  Subject to adjustment in limited circumstances, OAK shareholders will receive 1.306 shares of Chemical stock for each share of OAK.  The proposed merger would result in the consolidation of Byron Bank into Chemical Bank and is anticipated to close in the second quarter of 2010.  Additional information about the proposed merger will be mailed to OAK shareholders in the coming months.

OAK Financial Corporation owns Byron Bank and provides traditional banking services and products through 14 banking offices serving 14 communities in Kent, Ottawa and Allegan counties in West Michigan.  Byron Bank owns a subsidiary, Byron Investment Services, which offers mutual fund products, securities brokerage services, retirement planning services, investment management and advisory services.  Our other subsidiary, Byron Insurance Agency, delivers a broad range of personal and business insurance products.  For information regarding stock transactions, please contact Howe Barnes at 1-800-800-4693, Royal Securities at 616-538-2550 or Stifel, Nicolaus & Co., Inc. at 616-942-1717.

CAUTIONARY STATEMENT:  This press release contains certain forward-looking statements that involve risks and uncertainties. Forward-looking statements include, but are not limited to, statements concerning future growth in earning assets and net income, the sustainability of past results, the completion of the merger and other expectations and/or goals.  Such statements are subject to certain risks and uncertainties which could cause actual results to differ materially from those expressed or implied by such forward-looking statements, including, but not limited to, economic, competitive, governmental and technological factors affecting our operations, markets, products, services, interest rates and fees for services. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release.  Further information concerning our business, including additional factors that could materially affect our financial results, is included in our filings with the Securities and Exchange Commission.

ADDITIONAL INFORMATION ABOUT THE CHEMICAL/OAK TRANSACTION

Chemical Financial Corporation will file a registration statement with the SEC to register the securities that the OAK shareholders will receive if the merger is consummated. The registration statement will contain a prospectus and proxy statement and other relevant documents concerning the merger. Investors are urged to read the registration statement, the prospectus and proxy statement, and any other relevant documents when they become available because they will contain important information about Chemical, OAK, and the merger. Investors will be able to obtain the documents free of charge at the SEC’s website, www.sec.gov .

The proposed transaction will be submitted to the shareholders of OAK for their consideration and approval.  In connection with the proposed transaction, OAK will be filing a proxy statement and other relevant documents to be distributed to the shareholders of OAK. Investors are urged to read the proxy statement regarding the proposed transaction when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information.  Investors will be able to obtain a free copy of the proxy statement, as well as other filings containing information about Chemical and OAK, free of charge from the SEC’s website ( www.sec.gov ), by contacting Chemical Financial Corporation, 333 East Main Street, P.O. Box 569, Midland, MI 48640-0569, Attention: Ms. Lori A. Gwizdala, Investor Relations, telephone 800-867-9757 or by contacting O.A.K. Financial Corporation, 2445 84th Street, SW, Byron Center, MI 49315, Attention: Mr. James A. Luyk, Investor Relations, telephone 616-588-7419.  INVESTORS SHOULD READ THE PROXY STATEMENT AND OTHER DOCUMENTS TO BE FILED WITH THE SEC CAREFULLY BEFORE MAKING A DECISION CONCERNING THE TRANSACTION.

OAK and its directors, executive officers, and certain other members of management and employees may be soliciting proxies from OAK shareholders in favor of the transaction.  Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of OAK shareholders in connection with the proposed transaction will be set forth in the proxy statement when it is filed with the SEC.  You can find information about OAK’s executive officers and directors in its most recent proxy statement filed with the SEC, which is available at the SEC’s website ( www.sec.gov ).  You can also obtain free copies of these documents from Chemical or OAK, as appropriate, using the contact information above.

# # # # # # # # # #

For more information, please contact:

Patrick K. Gill, President & CEO at (616) 588-7420, or

James A. Luyk, Executive Vice President COO & CFO at (616) 588-7419

            OAK Financial Corporation, Byron Center, Mich.

OAK FINANCIAL CORPORATION AND SUBSIDIARY
CONSOLIDATED
BALANCE SHEETS

(Dollars in thousands, except per share data)	December 31,	December 31,
	2009	2008
ASSETS
	(Unaudited)

Cash and cash equivalents....................................................................	$14,006	$15,411

Available-for-sale securities...................................................................	80,585	107,251

Loans held for sale..................................................................................	5,431	2,762

Total loans ...............................................................................................	692,713	686,932
Allowance for loan losses.......................................................................	(12,973)	(9,130)
Net Loans..................................................................................................	679,740	677,802

Accrued interest receivable....................................................................	3,601	3,967
Premises and equipment, net.................................................................	15,078	16,782
Restricted investments............................................................................	5,321	5,101
Other assets...............................................................................................	18,011	11,235

Total assets..............................................................................................	$821,773	$840,311

LIABILITIES AND STOCKHOLDERS' EQUITY

Deposits
Non-interest bearing.............................................................................	$83,870	$76,585
Interest bearing.....................................................................................	606,250	600,684
Total deposits...........................................................................................	690,120	677,269

Federal funds purchased........................................................................	850	2,300
Repurchase agreements ........................................................................	5,600	20,350
FHLB advances ......................................................................................	49,399	63,655
Other borrowed funds.............................................................................	1,033	1,030
Other liabilities..........................................................................................	5,099	5,352
Total liabilities..........................................................................................	752,101	769,956

Stockholders' equity
Preferred stock, no par value; 500,000 shares authorized...........	-	-
Common stock, $1 par value; 4,000,000 shares authorized;
2,703,009 shares issued and outstanding ..................................	2,703	2,703
Additional paid-in capital...................................................................	32,778	32,778
Retained earnings.................................................................................	32,333	34,171
Accumulated other comprehensive income ...................................	1,858	703
Total stockholders' equity......................................................................	69,672	70,355

Total liabilities and stockholders' equity.........................................	$821,773	$840,311

OAK FINANCIAL CORPORATION AND SUBSIDIARIES	CONSOLIDATED STATEMENTS OF INCOME

(Dollars in thousands except per share data)	Three Months ended December 31, (Unaudited)		Twelve Months ended December 31, (Unaudited)

	2009	2008	2009	2008

Interest Income

Interest and fees on loans................................	$8,896	$9,207	$35,776	$38,082
Available-for-sale securities.............................	875	1,231	3,859	4,984
Restricted investments......................................	37	57	166	212
Other interest income........................................	6	2	9	27

Total interest income............................................

	9,814	10,497	39,810	43,305

Interest expense

Deposits...............................................................	2,468	3,481	11,062	14,755

Federal funds purchased..................................

	4	25	17	495

Repurchase agreements...................................

	66	248	625	984

FHLB advances.................................................

	608	718	2,580	2,680

Other borrowed funds.......................................

	-	7	14	14
Total interest expense...........................................	3,146	4,479	14,298	18,928

Net interest income................................................

	6,668	6,018	25,512	24,377

Provision for loan losses.......................................	3,200	1,950	10,050	4,955

Net interest income after provision for loan losses........................................................................

	3,468	4,068	15,462	19,422

Non-interest income

Service charges on deposit accounts..............	1,295	1,363	5,165	5,416
Mortgage banking.............................................	575	276	3,222	1,193
Net gain (loss) on investment securities ........	253	(3,226)	649	(3,174)
Insurance premiums and brokerage fees......	284	275	1,143	1,228
Other....................................................................	139	129	619	645
Total non-interest income....................................	2,546	(1,183)	10,798	5,308

Non-interest expenses

Salaries................................................................

	2,629	2,382	10,701	10,194

Employee benefits.............................................

	675	579	2,516	2,313

Occupancy (net)................................................

	454	481	1,890	1,847

Furniture and fixtures.......................................

	311	344	1,283	1,305

Loss on other real estate...................................

	470	194	1,267	591

FDIC fees............................................................

	299	115	1,545	444

Other....................................................................

	2,090	1,936	7,390	6,895

Total non-interest expenses.................................

	6,928	6,031	26,592	23,589

Income before federal income taxes.................

	(914)	(3,146)	(332)	1,141

Federal income taxes (benefit)............................

	(502)	(1,264)	(872)	(395)

Net income.............................................................

	($412)	($1,882)	$540	$1,536

Income per common share:

Basic....................................................................

	($0.15)	($0.69)	$0.20	$0.57

Diluted.................................................................

	($0.15)	($0.69)	$0.20	$0.57

OAK FINANCIAL CORPORATION AND SUBSIDIARY	CONSOLIDATED FINANCIAL HIGHLIGHTS

(Unaudited)
	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr
(Dollars in thousands except per share data)	2009	2009	2009	2009	2008

Earnings

Net interest income	$6,668	$6,569	$6,290	$5,985	$6,018
Provision for loan losses	$3,200	$4,500	$1,375	$975	$1,950
Non-interest income	$2,546	$2,457	$2,724	$3,071	($1,183)
Non-interest expense	$6,928	$6,799	$6,396	$6,469	$6,031
Net income	($412)	($1,308)	$1,010	$1,250	($1,882)
Basic earnings per share	($0.15)	($0.49)	$0.38	$0.46	($0.69)
Diluted earnings per share	($0.15)	($0.49)	$0.38	$0.46	($0.69)
Average shares outstanding	2,703	2,703	2,703	2,703	2,703

Performance Ratios
Return on average assets	(0.20%)	(0.62%)	0.48%	0.60%	(0.92%)
Return on average equity	(2.30%)	(7.18%)	5.68%	7.14%	(10.45%)
Net interest margin (tax-equivalent)	3.53%	3.44%	3.27%	3.14%	3.20%
Efficiency ratio	78.5%	76.5%	71.7%	71.2%	71.0%
Full-time equivalent employees	202	203	205	206	205
Ending equity to ending assets	8.48%	8.49%	8.45%	8.32%	8.37%
Book value per share	$25.78	$26.38	$26.28	$25.75	$26.03

Asset Quality
Net loans charged-off	$4,306	$961	$695	$245	$1,873
Net charge-offs to total average loans (annualized)	2.46%	0.55%	0.40%	0.14%	1.12%
Nonperforming assets	$13,765	$18,287	$7,828	$7,492	$5,332
Allowance for loan losses to total loans	1.87%	2.03%	1.50%	1.42%	1.33%
Nonperforming assets to total assets	1.68%	2.18%	0.93%	0.90%	0.63%

	YTD	YTD
(Dollars in thousands except per share data)	12/31/09	12/31/08
Earnings
Net interest income	$25,512	$24,377
Provision for loan losses	$10,050	$4,955
Non-interest income	$10,798	$5,308
Non-interest expense	$26,592	$23,589
Net income	$540	$1,536
Basic earnings per share	$0.20	$0.57
Diluted earnings per share	$0.20	$0.57
Average shares outstanding	2,703	2,703

Performance Ratios
Return on average assets	0.06%	0.20%
Return on average equity	0.76%	2.13%
Net interest margin (tax-equivalent)	3.34%	3.40%
Efficiency ratio	72.5%	69.1%

Asset Quality
Net loans charged-off	$6,207	$2,833
Net charge-offs to total average loans (annualized)	0.89%	0.45%